Supplement Dated August 29, 2025
To The Statement of Additional Information
Dated April 28, 2025

JNL® Investors Series Trust

Effective August 15, 2025, in the section, “Trustees and Officers of the Trust,” please delete the table rows for Garret J. Childs in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Garett J. Childs (45) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)
Principal Occupation(s) During Past 5 Years:
Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Manager, Board of Managers of Jackson National Life Distributors LLC (8/2025 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 2/2019 to present, and 2/2019 to 12/2020)

This Supplement is dated August 29, 2025.